SANTANDER CONSUMER USA HOLDINGS INC. Analyst and Investor Day Presentation November 18, 2014

IMPORTANT INFORMATION Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed by us with the SEC. Among the factors that could cause our financial performance to differ materially from that suggested by the forward-looking statements are: (a) we operate in a highly regulated industry and continually changing federal, state, and local laws and regulations could materially adversely affect our business; (b) adverse economic conditions in the United States and worldwide may negatively impact our results; (c) our business could suffer if our access to funding is reduced; (d) we face significant risks implementing our growth strategy, some of which are outside our control; (e) our agreement with Chrysler may not result in currently anticipated levels of growth and is subject to certain performance conditions that could result in termination of the agreement; (f) our business could suffer if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (g) our financial condition, liquidity, and results of operations depend on the credit performance of our loans; (h) loss of our key management or other personnel, or an inability to attract such management and personnel, could negatively impact our business; (i) we are subject to certain regulations, including oversight by the Office of the Comptroller of the Currency, the CFPB, the Bank of Spain, and the Federal Reserve, which oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; and (j) future changes in our relationship with Santander could adversely affect our operations. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Therefore, we caution not to place undue reliance on any forward-looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. New factors emerge from time to time, and management cannot assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements. 2

AGENDA 8:00 a.m. – 8:30 a.m. Breakfast 8:30 a.m. – 8:35 a.m. Welcome Tom Dundon, Chairman and Chief Executive Officer 8:35 a.m. – 8:55 a.m. Corporate and Strategic Overview Jason Kulas, President and Chief Financial Officer Alberto Sanchez, Vice-Chairman 8:55 a.m. – 9:10 a.m. Regulatory and Compliance Michele Rodgers, Chief Compliance Officer Eldridge Burns, Chief Legal Officer 9:10 a.m. – 10:00 a.m. Originations, Underwriting and Credit Jason Grubb, Chief Operating Officer of Originations Peter Moenickheim, Chief Risk Officer Alex Silloway, Executive Vice President, Decision Sciences 10:00 a.m. – 10:30 a.m. Servicing Operations Brad Martin, Chief Operating Officer of Servicing 10:30 a.m. – 12:00 p.m. CEO / CFO Remarks and Final Q&A Tom Dundon, Chairman and Chief Executive Officer Jason Kulas, President and Chief Financial Officer 12:00 p.m. Adjourn 3

MANAGEMENT PRESENTERS

4



Tom Dundon

Chairman and Chief Executive Officer

- Approximately 20 years of consumer finance experience
- Founding partner of SCUSA in 1995
- Has served as a member of the board of directors since 2006



Jason Grubb

Chief Operating Officer of Originations

- Approximately 23 years of financial services experience
- COO since 2007
- Previous experience: WFS Financial, Nissan Motor Acceptance Corp. and Commercial Financial Services



Michele Rodgers

Chief Compliance Officer

- Approximately 17 years of financial services experience
- CCO since 2012
- Previous experience in technology consulting



Peter Moenickheim

Chief Risk Officer

- Approximately 27 years of financial services experience
- Previous experience: Senior executive positions at JP Morgan Chase, ThinkCash, Nationwide Bank and CheckFree Corp.



Alberto Sanchez

Head of US Investment Strategy for Banco Santander, S.A.

Vice-Chairman of Santander Consumer USA

- Approximately 26 years of financial services experience
- Has served as a member of the board of directors for Santander Bank N.A. since 2007
- Other experience: Head of Equity Research, Senior Managing Director at Bear Stearns



Jason Kulas

President and Chief Financial Officer

- Approximately 19 years of financial services experience
- CFO since January 2007
- Named President in October 2013



Brad Martin

Chief Operating Officer of Servicing

- Approximately 15 years of financial services experience
- Recently named COO of Servicing
- Previous experience: EVP of Business Operations since January 2011; AmeriCredit



Eldridge Burns

Chief Legal Officer and General Counsel

- Approximately 18 years of financial services experience
- CLO since January 2007
- Previous experience: VP and Senior Corporate Counsel for Blockbuster, Inc.



Alex Silloway

EVP, Decision Sciences

- Approximately 15 years of financial services experience
- Over 20 years quantitative modeling experience
- Previous experience: Chase Auto Finance, FICO

Santander
CONSUMER USA

CORPORATE AND STRATEGIC OVERVIEW Jason Kulas President and Chief Financial Officer Alberto Sanchez Vice-Chairman

INVESTMENT RATIONALE What differentiates SCUSA? Consistency / Trust Banks, Capital Markets, Rating Agencies & Peers Experience Through Cycles Efficiency / Costs Data Compliance / Safety and Soundness Technology Scale Secondary Factors Used Car Prices Interest Rates / Cost of Funds Unemployment / Gas Prices, etc. Losses Liquidity Key differentiators are an expression of our long-term business philosophy, and secondary factors are merely a reflection of the evolving macroeconomic environment 6

7 Net Income Net Income % of Portfolio 1995 1998 2000 2004 2006 2010 2011 2012 2013 2014 Entrepreneurial partnership (including Tom Dundon and partners) founded in 1995 Entrepreneurial partnership merged with FirstCity Merged with HBOS HBOS and Drive Management acquired remaining shares of Drive Banco Santander acquired majority ownership First subvented subprime Chrysler deal in 2010 DDFS SCUSA created personal lending division(1) SCUSA and Chrysler announced formation of Chrysler Capital 2008 2011 (2) SCUSA OVERVIEW 1 Private-Label Credit Cards, Personal Unsecured Loans 2 No Primary Proceeds » Santander Consumer USA Holdings Inc. (NYSE: SC) (“SCUSA”) is approximately 60.5 percent owned by Santander Holdings USA, Inc., a wholly-owned subsidiary of Banco Santander, S.A. (NYSE: SAN)(3) » SCUSA is a full-service, technology-driven consumer finance company focused on vehicle and unsecured consumer lending and third-party servicing » Historically focused on nonprime markets; established and continued presence in prime and lease » Approximately 4,300 employees and approximately 700 vendor-based employees across multiple locations in the U.S. and the Caribbean » Focus on optimizing the mix of retained assets vs. assets sold and serviced for others » Continued presence in prime markets through Chrysler Capital(4) and in unsecured consumer lending » Efficient funding through third parties and Santander SCUSA’s fundamentals are strong, and the Company is focused on maintaining disciplined underwriting standards to deliver strong returns, robust profitability and value to its shareholders 3 As of September 30, 2014 4 Chrysler Capital is a dba of SCUSA STRATEGY HISTORY 7

SCUSA TODAY » Originate and refinance loans via SCUSA’s branded online platform, RoadLoans.com » Active relationships with more than 17,000 franchised automotive dealers throughout the United States » Originate loans through select independent dealers, regional banks and OEMs, primarily Chrysler Direct Auto Finance Indirect Auto Finance and OEM Relationships Vehicle Finance » Finance third-party receivables for installment consumer products, via retailers » Leverage relationship with a lending technology company that enables SCUSA to facilitate private-label credit cards to underserved markets, via retailers » Finance third-party receivables for revolving consumer products Installment Revolving Unsecured Consumer Lending » Proprietary systems leverage SCUSA’s knowledge of consumer behavior across the full credit spectrum, and enable the company to effectively price, manage and monitor risk » Strengthened scalability evidenced by acquisitions and/or conversions and originations of more than $98BN of assets since 2008 Origination & Servicing Platforms 8

CHRYSLER CAPITAL 9

Chrysler Capital Overview

- 10-year private-label agreement, effective May 1, 2013
- 2,600 dealerships in the U.S.[1]
- Products include: Retail loans, lease and dealer lending

Chrysler Relationship Highlights

- Chrysler subvention dollars enhance access to prime and nonprime customers
- Ability to sell higher quality loans with lower margins and retain servicing increases servicing revenue
- Residual risk-sharing agreement with Chrysler for leases

The optimal success, per the terms of the agreement between Chrysler and SCUSA, is dependent upon the ability of both parties to meet and uphold certain agreed upon standards defined in the agreement

Chrysler treats SCUSA in a manner consistent with comparable OEMs' treatment of their captive finance providers


14% CAGR
1.1
1.4
1.7
1.8
2.1
.4 Q4(2)
1.7 YTD
2010
2011
2012
2013
2014
Chrysler Sales

SCUSA meets penetration and approval rate targets and maintains service-level standards

Since its May 1, 2013 launch, Chrysler Capital has originated approximately $16.7 billion in retail loans and $6.1 billion in leases, and facilitated the origination of more than $1.7 billion in leases and dealer loans for an affiliate[3]

[1] Source: Chrysler Company filings and Ward Automotive Reports as published by the U.S. Department of Commerce, Bureau of Economic Analysis
[2] Source: Ward's AutoInfoBank and Wells Fargo Securities, LLC estimates
[3] As of September 30, 2014

Santander CONSUMER USA

$0 $342 $613 $1,007 $968 $1,035 $1,031 $0.2 $46 $103 $159 $249 $410 $603 $1 $3 $6 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Gross Outstanding Balances ($ in millions) Bluestem Lending Club Other Total Adjusted Yield (Right Axis) CONTINUED UNSECURED PRESENCE » 2013 Bluestem growth fueled by purchase of existing mature Bluestem receivables Q314 Bluestem Wtd. Avg. FICO = 589(1) 1 FICO used is origination FICO from time of application. Invalid FICO (<300 or > 850) is included as zero in the Wtd. FICO calculation 2 Defined as unsecured Interest Income and Fees, Commissions, Other to Average gross finance receivables » SCUSA is the largest single investment entity on the LendingClub platform » ~66% of SCUSA’s LendingClub portfolio is in the 660+ FICO band Q314 Lending Club Wtd. Avg. FICO = 678 (2) FICO Bluestem 602 601 598 596 592 589 LendingClub 699 689 682 678 679 678 43.1% 46.1% 45.1% 42.7% 39.7% 33.2% 10

17.4% 35.7% 42.2% 55.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% SC Last Four Quarters Average Independent Auto Independent Spec. Finance Bank Peers Most Recent Quarter Efficiency Ratio 1 Q1’14 Core less IPO expenses 2 Relative to median of peers presented Notes: Efficiency ratio is mean ratios of corresponding peers Independent auto efficiency ratio includes NICK, GMF and CACC; independent specialty finance is LEAF; bank peers include DFS, COF and ALLY OPERATING EFFICIENCY (1) SC is more efficient than its peers(2) 11

FUNDING EFFICIENCY AND LIQUIDITY

12

Funding Sources

($ in billions)



Committed Amount
Utilized Balance
$34.5
12.1
6.3
11.3
4.8
$26.8
12.1
6.3
5.0
3.4
September 30, 2014
Santander and Related Subsidiaries
Third-Party Revolving
Privately Issued Amortizing Notes
Public Securitizations

Funding Efficiency

Ability to issue and sell AAA through BBB bonds

Top-tier rating agency relationships, including S&P, Moody's, Fitch and DBRS

Unsecured funding capabilities

HIGHLIGHTS

- Thirteen external lenders in committed third-party revolving facilities as of quarter-end
- SCUSA has been the largest issuer of retail auto ABS since 2011, issuing a total of over $32 billion in retail auto ABS since 2010
- During the quarter, SCUSA continued to show strong access to liquidity with the execution of two securitizations totaling $2.35 billion as well as $1.5 billion of additional liquidity from private term amortizing facilities and warehouse facilities
- Additionally, SCUSA has flow agreements in place related to the sale of Chrysler Capital retail, lease, and dealer lending
  - In the third quarter SCUSA executed $2.4 billion in loan and dealer sales to RBS Citizens, Bank of America, SBNA, and through the CCART platform, with net investment gains of $38 million

Santander CONSUMER USA

» ~17 months coverage » Recovery rate at a discount to prevailing market conditions PROVISION AND LOSS DRIVERS Provision Drivers Loss Drivers Origination Volume Seasonality and Implications of Months Coverage Retained Portfolio Mix / Charge-Offs Model Assumptions Channel / Dealer Behavior Credit Score Variables Deal Structure Variables Used Car Values Collection Execution 13

30% 31% 27% 23% 27% 27% 30% 29% 25% 19% 19% 20% 23% 22% 13% 13% 13% 13% 13% 13% 14% 12% 12% 10% 11% 12% 13% 13% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Industry FICO Distributions 44% 35% 0% 20% 40% 60% 80% 100% 2006 2013 SCUSA Origination FICO Distributions(1) <620 620-659 660-719 720-759 760+ INDUSTRY TRENDS » Auto loan volumes trending upward since 2009 but remain below recent historical highs » Subprime mix of total originations remain below historical levels 1 Includes assets sold to third parties; $272 million and $1.6 billion in loans are excluded as of December 31, 2006 and December 31, 2013, respectively, as the borrowers on these loans did not have FICO scores at origination. Source: Experian 92% 6% 50% 13% 78.1 83.9 90.0 100.2 90.7 102.6 91.3 83.2 70.6 56.6 64.1 72.4 82.4 88.9 0.0 20.0 40.0 60.0 80.0 100.0 120.0 Total Industry Auto Loan Originations ($ in billions) <620 620 - 659 660 - 719 720 - 759 760+ 14

REGULATORY AND COMPLIANCE OVERVIEW Department of Justice Federal Reserve(1) Bank of Spain / ECB CFPB SEC OCC(2) Other Federal and 50 State Regulators SHUSA Internal Audit 1 Includes Comprehensive Capital Analysis and Review (CCAR) 2 Subject to OCC oversight through servicing agreements with bank entities » SCUSA can have 10+ simultaneous audits / examinations with various parties at any given time 15

Strictly Private & Confidential

REGULATORY AND COMPLIANCE Michele Rodgers Chief Compliance Officer Eldridge Burns Chief Legal Officer

Mission To define, establish and manage a process that identifies, measures, mitigates, and reports Compliance and Reputational Risks across U.S. operations and all risk domains. Objective » Harmonize each business unit’s Compliance program » Create a centralized compliance risk management and testing program » Align U.S. Compliance programs with Santander Group Mandates and Principles, identifying and implementing best practices The Santander U.S. Executive Management Committee has mandated a countrywide Compliance structure in the U.S. Statement SCUSA is committed to the Santander U.S. Compliance structure. It is the policy of SCUSA to make credit available to diverse communities within its market area and without discrimination on any prohibited basis. Applicable Laws & Regulations Bank Secrecy Act (“BSA”) and Anti Money Laundering laws (“AML”) Regulations » USA Patriot Act » SAR filings Consumer Financial Protection Bureau (“CFPB”) Regulations » Fair Lending Laws, Equal Credit Opportunity Act (“ECOA”) and Regulation B (“Reg B”) » Fair Debt Collection Practices (“FDCPA”) » Fair Credit Reporting Act (“FCRA”) » Gramm-Leach Bliley Act (“GLBA”) » Regulation Z (“Reg Z”) Right to Financial Privacy Act » Reg E Electronic Funds Transfer & Overdrafts » Privacy of Consumer Information » Servicemembers’ Civil Relief Act » Telephone Consumer Privacy Act » Regulation M Consumer Leasing » Credit CARD Act » Truth-in-Lending Act (“TILA”) » Regulation AA/Unfair, Deceptive, Abusive Acts or Practices (“UDAAP”) COMPLIANCE AND SANTANDER U.S. 2

Why? » Responsibility of assuring day-to-day compliance with applicable laws and regulations rests with SCUSA’s individual business departments, their officers and employees » All officers and employees need to fully understand the related laws and regulations applicable to their department, product and job function » Violations of regulations may result in disciplinary actions and termination of employment » Managers must ensure that they have a thorough understanding of the legal requirements that pertain to their departments, and develop adequate policies, procedures and controls to mitigate compliance risk SCUSA’s Compliance Management Program consists of: » Organization and Governance » Policies and Procedures » Risk Assessments » Formalized Monitoring and Testing » Fair Lending » BSA/AML Compliance » Complaint Monitoring and Trending » Comprehensive Training Program » Board and Management Oversight » Regulatory Monitoring » Change Management COMPLIANCE PROGRAM 3

» CEO tone from the top » Bank-affiliated for 14 years » Three lines of defense » Compliance involved at all levels Compliance Culture » Monthly executive U.S. Compliance Committee » Working groups formed on compliance topics with LOB participation » Frequent reports to Board and Management committees » Integrated into Risk Framework » Committee structures in place Governance » Increased staff and Consumer Compliance program » Expanded Regulatory Liaison team » Function reorganized to better deliver program components Compliance Staffing Current Status KEY COMPLIANCE PROGRAM ELEMENTS 4

» Policies and procedures updated for 2014 » Updated annually » Located on intranet for ease of associate access Policies & Procedures » Consolidated Monitoring and Testing (QA/QC) for Originations and Servicing into Strategic Operations » Compliance Monitoring based on Risk Assessments » Summary Reporting issued » Formalize Customer Advocacy reporting Monitoring & Testing » Comprehensive Risk Assessments completed for 2014 » Annually update Risk Assessments » Expanded BSA/AML Risk Assessment » Established regulatory road map of applicable regulations Risk Assessment Current Status KEY COMPLIANCE PROGRAM ELEMENTS 5

» Strong governance process » Formal procedures adopted » Escalated complaint process » Granular reporting with formalized Customer Advocacy » Expansion of vendor oversight Complaints » Comprehensive program developed and maintained » Mandatory annual regulatory training delivered to all associates » Reporting provided to management » Mandatory regulatory training delivered to Board Training » Report into Board Enterprise Risk Committee (BERC), Audit and Board Committee » New Business Activity Committee in place » Monthly local Compliance Committee Board Oversight Current Status KEY COMPLIANCE PROGRAM ELEMENTS 6

Strictly Private & Confidential

ORIGINATIONS, UNDERWRITING AND CREDIT Jason Grubb Chief Operating Officer of Originations Peter Moenickheim Chief Risk Officer Alex Silloway EVP, Decision Sciences

CENTRALIZED ORIGINATIONS STAFFING » Credit and Funding are centralized in our Dallas facilities » Some funding processes are handled by offshore partners » Dedicated resources support each operation for Chrysler Capital and Santander Auto Finance Total Originations Staff 896 Dedicated Area Total % Core Chrysler Funding (Dallas)(1) 385 43.0% 146 140 Sales (Field) 302 33.7% 162 140 Credit Buyers (Dallas) 157 17.5% 55 102 Origination Strategies/Incentives (Dallas) 20 2.2% 20 Other 32 3.6% 32 1 Total includes staffing from outsource partners SCALABLE OPERATIONS 2

LIFE OF A LOAN – CREDIT PROCESS

3


Customer
Customer shops for a vehicle
Financing terms declined
Accepts financing terms and signs contract
Provides dealer with required stipulations, if needed
More than 17,000 Dealers
Dealers build and maintain relationships with lenders
Dealership searches for an appropriate lender
Auction process through DealerTrack and RouteOne
Receives decision
Re-hash
Receives required stipulations from customer
Completes title work
Sends contract
Receives funds
SCUSA / Chrysler Capital
Sales force builds and maintains relationships with dealers
Receives application
>900k customer applications monthly
Application Declined
Sends decision to dealer
95% of 1st call decisions within 10 seconds
File uploaded
Compliance verifications
Contract term validated
Contract stipulations verified
SCUSA submits funds via ACH
Failed verifications, contact dealer

Santander CONSUMER USA

CREDIT PROCESS What makes SCUSA different » SCUSA is truly a full spectrum lender » Proprietary systems (Credit, Funding & Servicing) » Scalability » Flexible (Flex price off of 20+ different variables) » Data-rich/Discovery (Locate pockets of opportunity) » Nimble (Quickly adapt to changes in the market) Illustrative – Pricing mechanics » A + B = Customer score (Sets the base pricing tier) » C = Adjusts the pricing tier and locks in the credit policy » D = Adjusts rate based upon variables that influence performance Pricing mechanics Adjustments Set Base Tier Four Main Components to Pricing 4

1. Application received 2. Pre-bureau check 3. Bureau and alternative data sources 4. Compliance and custom scoring 5. Unique credit and pricing policy BACKSOLVED(1) APPROVED INDIRECT AUTO AND OEM RELATIONSHIPS ORIGINATIONS AND UNDERWRITING FRAMEWORK STRATEGIC DECISION TO RETAIN LOAN ON BALANCE SHEET OR SELL LOAN TO MAXIMIZE RISK-ADJUSTED RETURNS APPLICATION VOLUME MORE THAN 900,000/MONTH UNSECURED CONSUMER LENDING (Installment) DIRECT AUTO ROA HURDLE BY LOAN DECLINED OFFER UNSECURED CONSUMER LENDING (Revolving) VIA RETAILERS SCUSA’s fundamentals lead to continued underwriting discipline as the funnel expands with additional relationships and application sources 17,000+ Dealers 1 Indicates an approval attained by revising a contract structure to fit SCUSA’s credit policy 5

DEALER PERFORMANCE MONITORING (DPM) Identification •Dealer portfolio performance » Underachieving ROAs » Delinquency » First payment defaults •Undesirable activities » Lien perfection issues » Missing equipment volumes » Unpaid rebatable products •Complaints, Litigation & Regulatory Remediation » Request additional stipulations on targeted pricing tiers » Reduce dealer participation allocation » Require partial or full recourse of certain deals – with the ability to flex on tier » Increase dealer charge-back schedule » Reduce service levels » Terminate dealer relationship 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Higher loss pricing tiers Lower loss pricing tiers Volume from dealers on DPM 6

RISK MANAGEMENT (SECOND LINE OF DEFENSE) Credit Risk Management is in the second line of defense with a primary responsibility to credibly challenge the first line of defense (i.e. the business). The third line of defense is Internal Audit. Credit accomplishes its role with: » Independent analysis and monitoring » Robust framework » Dotted line to Santander » Strong governance Enterprise Risk Management Committee (ERMC) Allowance for Loan and Lease Losses (ALLL) Credit SCUSA Board Board Enterprise Risk Committee (BERC) Auto Commercial Credit Risk MIS Unsecured Portfolio Management Solvency Risk Chief Credit Officer (Second Line) Governance & Policies Commercial Credit Risk 7

MODEL DEVELOPMENT AND SCORECARDS Well‐constructed advanced mathematical models create a strong competitive advantage for SCUSA. All our models adhere to certain core practices in order to demonstrate their statistical soundness and to ensure effective oversights are in place. » Active involvement from the business team » Clearly defined model purpose statement » Identify model usage limits Business Requirements » Comprehensive data assessment » Active project management » Professional qualification standards for modelers » Encourage both traditional and innovative solutions Development Process » Independent validation » Effective challenge of conceptual soundness » UAT and IST testing » Simulation » Pilot testing » Set access restrictions Implementation » Model Risk Committee » Other governance committees » Business users » Model owner Approval » Periodic model monitoring reports » Formalized model use procedures » Change controls » Annual model review Ongoing Monitoring » Auto Lending Score » Unsecured Lending Score » Deal Structure Score Origination Scorecards » Loss Forecasting Score (LFS) » Early Payment Default Score Post-Funding Scorecards » Collection Score » Reinstatement Score » Repossession Score Behavior Scorecards 8

Strictly Private & Confidential

SERVICING OPERATIONS Brad Martin Chief Operating Officer of Servicing

All outbound and inbound calls for delinquent accounts over five days past due LIFE OF A LOAN – SERVICING OPERATIONS Customer SCUSA / Chrysler Capital Third-Party Vendors Onboarding of a loan into servicing system Customer may call SCUSA or Chrysler Capital Customer service receives inbound calls Takes payments Receives welcome packet and call, including simple interest education Collections Scores customer based on behavior for proper collection treatment Calls customer based on scorecard suggestion Customer remains delinquent SCUSA system determines the car should be repossessed Repossesses Vehicle Asset Remarketing Loss Recovery Customer pays and returns current Pays off loan Complaint management Answers questions Total loss / repair and insurance claims Customer becomes five days delinquent 2

$24,729,822 $29,116,037 $30,112,428 $2,996,011 $7,977,331 $10,248,185 September 30, 2013 June 30, 2014 September 30, 2014 Owned and Serviced Serviced for Others Total Serviced Portfolio (1) ($ in thousands) SCALABLE SERVICED PORTFOLIO SCUSA retains servicing on loans sold to third parties and affiliates or facilitated for affiliates, through bulk sales, flow programs and securitizations(2) $37,093,368 1 US GAAP and does not include loans owned by SCUSA serviced by others; numbers are gross 2 Securitizations sold through the residual are accounted for as sales 46% $40,360,613 $27,725,833 3

LOAN SERVICING OVERVIEW 42 » Automated Customer Correspondence » Interactive Voice Response System » Rules-Driven Point and Click Dialing System » Speech Analytics Software » Repossession Management Tool » Remarketing Management Tool » Predictive Dialer » Proprietary Scoring Engine » Customized Account Routing » Escalation Management Tool » Demographic Management » Agent Call Recording The platform provides loan-servicing tools, utilizing a best-in-class proprietary account management and collection technology system for a superior customer service experience. » Model-driven account management strategies based on custom scores and predictive modeling. » Strategies leverage application characteristics, refreshed credit data and customer behavior to apply risk- driven treatment. » Robust process and cutting-edge technology maximize efficiency, consistent loan treatment and cost control as evidenced by the $34 billion in conversions and/or acquisitions from 2009 to 2012 The anchor system is the proprietary My Supervisor platform, which integrates a suite of account management tools into one system of record. SCUSA is focused on maintaining an industry leading loan-servicing platform that maximizes efficiency and minimizes the need for customer contact. 4

37 SYSTEMICALLY CONTROLLED LOAN SERVICING PLATFORM Point and Click Dialing OUTSIDE OF LEGAL CALLING TIME 1 MAX DIAL ATTEMPT RULE (MANUAL) 2 NOT AUTHORIZED TO DIAL 3 » All phone calls are launched and received through My Supervisor » Each number is tracked via My Supervisor – every dial attempt is logged and maximum attempts at the account and phone number level are systemically controlled » If a number is deemed systemically unable to dial, a message pop-up is displayed with a description of the rule that was triggered 5

LOAN TREATMENT REVIEW Collection Treatment Life Cycle DPD Range(1) 0-4 5-10 11-15 16-20 21-25 26-30 31-40 41-50 51-60 61-75 76-80 81-90 91+ Low Risk NA NA NA P (EOD) P (D) P (D) P (D) P (D) MDB MDB MDB MDB AR Medium Risk NA P (EOD) P (D) P (D) P (D) P (D) P (D) MDB MDB MDB MDB AR AR High Risk NA P (D) P (D) P (D) P (D) MDB MDB MDB MDB MDB AR AR AR Attempts by Delinquency Bucket Description 5-10 11-20 21-30 31+ Manual Customer Home 2 2 3 3 5 Customer Work 0 0 1 2 5 Customer Cell 1 2 3 3 2 Co-Signer Home 2 2 3 3 5 Co-Signer Work 0 0 1 2 5 Co-signer Cell 1 2 3 3 2 Max Account Attempt 2 2 3 4 5 Penetration Target 150% 150% 250% 250% 300% Penetration Target (competitor) 250% 300% 400% 500% 600% Collection Treatment Legend NA No Action P (EOD) Predictive Dialer (EOD) P (D) Predictive Dialer (Daily) MDB Manual Dialing (Late Stage) AR Assign for Repo Servicing collection strategy and loan segmentation is designed to align account treatment with perceived risk 1 DPD: Days past due 6

MULTIPLE APPROACHES TO CALL QUALITY ASSURANCE » Real-time alerts allow us to take action during a call to remedy situations before they are escalated » Events that trigger alerts are calibrated on a monthly basis Real-time Speech Analytics Post-call Mining » Targeted Quality Assurance » Can monitor compliance elements across all calls not just a random sample » Measures various quantitative aspects of calls » Allows for automated Call Performance Scorecards » Allows the ability to compare speech behavior to actual results 2 3 » Random sample account reviews to ensure call model compliance » Approximately 10 graded calls per employee per month Quality Assurance Reviews (measures subjectivity of calls) 1 100% of all phone calls are analyzed to mitigate reputational risk and continuously improve customer experience 7

QUALITY ASSURANCE » All calls are recorded and stored for quality assurance purposes Call Recording » Quality Assurance agents perform account reviews on randomly selected calls » Ensure adherence to policy and procedure and call model compliance through proprietary call-grading application Call Quality Compliance Review » Multiple scorecards are utilized based on the account manager discipline and call type » Scores are recorded and utilized in each account manager’s monthly ranking Call Model Adherence 8

REAL-TIME SPEECH ANALYTICS » Alerts management of possible concerns with live calls » Managers have the ability to “intercept” a call if necessary » EurekaLive! is documented with action taken and flagged, to allow for tracking of issues 9

POST-CALL MINING Eureka 9.0 is a speech analytics application that turns speech into text and detects escalation in voice tones. Each conversation is data-mined to identify harmful words or phrases OR search for the omission of words or phrases that are required in specific conversations. Bankruptcy SCRA Supervisor Cease and Desist Mini Miranda Regulatory Call Routing Errors Profanity Threaten Repo Disclose NPPI Promise to Pay (< 50 words) Left Message (> 2 min) Dialect Issues with OSPs Associate Errors Other Items » Approximately 2,900 loan servicing agents » Nine different contact centers Servicing Agents » Approximately 2.1MM customers » First- and third-party service agreements Portfolio » Approximately 4MM inbound and outbound connected phone calls per month Phone Statistics 10

Strictly Private & Confidential

CEO / CFO REMARKS Tom Dundon Chairman and Chief Executive Officer Jason Kulas President and Chief Financial Officer

CONSISTENT VINTAGE PROFITABILITY 1 Cumulative fully-loaded net profit by nonprime vintage (pre-tax) divided by total loans originated in that vintage; excludes Chrysler 2 Illustrative 3 Calculated using weighted average life assumption of 2.3 years Nonprime Loan Best Average Worst Illustrative vintage year 2009 2012 2006 / 2007 Lifetime cash flows ~$5,200 ~$1,850 ~$750 Illustrative car value per unit ~20,000 ~20,000 ~20,000 SCUSA ROA (pre-tax)(3) 11.3% 4.0% 1.6% SCUSA ROA (post-tax @ 37.5%) 7.1% 2.5% 1.0% SCUSA ROE (10% TCE/TA) 70.7% 25.1% 10.2% Industry Comparison(2) Additional COF (0.5%) (0.5%) (0.5%) Additional OpEx (1.0%) (1.0%) (1.0%) Adjusted ROA (pre-tax) 9.8% 2.5% 0.1% Adjusted ROA (post-tax @ 37.5%) 6.1% 1.6% 0.1% Adjusted ROE (15% TCE/TA) 40.9% 10.5% 0.5% ILLUSTRATIVE | PROFITABILITY COMPARISON(2) $(1,000) $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 - 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 56 58 60 62 64 66 68 70 72 74 Nonprime Performance by Origination Vintage(1) 2005 2006 2007 2008 2009 2010 2011 2012 2013 2

Time Illustrative Variation of Expected After-Tax ROA to Actual Observed ROA Target ROA When ROAs are low, capital exits When ROAs are high, capital enters 3.5%-4.0% 0 5 10 15 20 25 30 35 40 45 50 55 60 2009 2011 2013 Target loss curve NOTE: Illustrative vintages from each year THE CYCLICAL NATURE OF OUR BUSINESS EXPLAINED ILLUSTRATIVE | MODEL USES HISTORICAL DATA TO PREDICT THE FUTURE AND MAY OVERCORRECT 3

12-MONTH AGING PROVIDES INCREASED CERTAINTY As vintages mature, volatility of loss diminishes substantially LIFETIME LOSS AS A MULTIPLE OF EXPERIENCED LOSS AT DIFFERENT POINTS IN TIME Distribution at T-0 Distribution at T-12 Lifetime Performance D en si ty o f Lo ss O u tc o m es Distribution at T-0 Distribution at T-12 [VALUE]x [VALUE]x [VALUE]x [VALUE]x [VALUE]x [VALUE]x [VALUE]x [VALUE]x [VALUE]x 0 2 4 6 8 10 12 Months 17 Months 24 Months High Average Low 4

INVESTMENT RATIONALE What differentiates SCUSA? Consistency / Trust Banks, Capital Markets, Rating Agencies & Peers Experience Through Cycles Efficiency / Costs Data Compliance / Safety and Soundness Technology Scale Secondary Factors Used Car Prices Interest Rates / Cost of Funds Unemployment / Gas Prices, etc. Losses Liquidity Key differentiators are an expression of our long-term business philosophy, and secondary factors are merely a reflection of the evolving macroeconomic environment 5

APPENDIX

COMPANY ORGANIZATION **Ownership percentages are approximates as of September 30, 2014 1 Beneficial Ownership includes options currently exercisable or exercisable within 60 days of November 3, 2014 Banco Santander, S.A. Spain dba Chrysler Capital Other Subsidiaries Centerbridge Other Subsidiaries Santander Holdings USA, Inc. (f/k/a Sovereign Bancorp Inc.) Santander Bank N.A. (f/k/a Sovereign Bank) Sponsor Auto Finance Holdings Series LP DDFS LLC (Tom Dundon) Santander Consumer USA Holdings Inc. (“SCUSA”) Public Shareholders Other Management 100% Ownership 60.5% Ownership 1.2% Ownership 28.2% Ownership 10.0% Ownership (13.2% Beneficial Ownership) 1 0.1% Ownership (0.6% Beneficial Ownership) 1 7

SEASONALITY EFFECTS 70% 75% 80% 85% 90% 95% 100% 105% 110% 115% 120% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Gross Cumulative Seasonal Loss Curve » Assuming the same months coverage quarter over quarter, provisions are negatively impacted by seasonality, as the average seasonal rate of the three months added is higher than the average seasonal rate of the three months dropped (simple average, not weighted by FICO band) Average Seasonal rate of the three months dropped: 100% Average Seasonal rate of the three months added: 109% Even with stable performance, seasonality affects quarterly provision. At the end of Q3, 17 months of coverage includes an additional Dec-Feb (higher losses) and excludes Jul-Sep (lower losses) Baseline KEY POINT 8

LOAN LOSS ALLOWANCE – Q3 2014

9

Q3 Allowance Walk

		EOP Gross Unpaid Principal Balance	Allowance	Coverage %	
Total Company excluding Operating Lease	**Beginning of Period Q3**	**26,502.9**	**3,080.3**	**11.6%**	
Individually acquired retail installment contracts	**Beginning of Period Q3**	**23,675.9**	**2,668.6**	**11.3%**	
	New originations in Q3, net of sales	3,345.9	257.9	7.7%	**A**
	Net liquidations	(3,131.4)	(180.9)	5.8%	**B**
Seasonality and Performance →	Other	-	48.6		
	End of Period Q3	**23,890.5**	**2,793.2**	**11.7%**	
Purchased receivables portfolios	**Beginning of Period Q3**	**1,272.8**	**197.8**	**15.5%**	
	End of Period Q3	**1,032.8**	**193.0**	**18.7%**	
Receivables from dealers	**Beginning of Period Q3**	**85.9**	**0.9**	**1.1%**	
	End of Period Q3	**97.8**	**0.6**	**0.7%**	
Unsecured consumer loans	**Beginning of Period Q3**	**1,448.7**	**213.0**	**14.7%**	
	End of Period Q3	**1,640.3**	**300.4**	**18.3%**	
Capital leases	**Beginning of Period Q3**	**19.6**	**-**	**0.0%**	
	End of Period Q3	**51.7**	**6.1**	**11.8%**	
Total Company excluding Operating Lease	**End of Period Q3**	**26,713.1**	**3,294.3**	**12.3%**	
Less: Purchased receivables portfolios	**End of Period Q3**	**1,032.8**	**193.0**	**18.7%**	
Total Company excluding Operating Lease & Purchased receivables portfolios	**End of Period Q3**	**25,680.3**	**3,101.3**	**12.1%**	

A The initial coverage for new loans is lower than the overall portfolio as the loans have not yet seasoned and developed delinquency
B Includes performing loan paydowns which may not significantly alter future unit loss forecast over the next 17 months

Santander CONSUMER USA

LOAN LOSS ALLOWANCE – Q2 2014

10

Q2 Allowance Walk

		EOP Gross Unpaid Principal Balance	Allowance	Coverage %	
Total Company excluding Operating Lease	**Beginning of Period Q2**	**25,723.5**	**2,854.9**	**11.1%**	
Individually acquired retail installment contracts	**Beginning of Period Q2**	**22,826.7**	**2,444.6**	**10.7%**	
	New originations in Q2, net of sales	3,072.3	236.7	7.7%	A
	Net liquidations	(2,223.0)	(121.1)	5.4%	B
Seasonality and Performance →	Other	-	108.4		
	End of Period Q2	**23,675.9**	**2,668.6**	**11.3%**	
Purchased receivables portfolios	**Beginning of Period Q2**	**1,566.9**	**206.2**	**13.2%**	
	End of Period Q2	**1,272.8**	**197.8**	**15.5%**	
Receivables from dealers	**Beginning of Period Q2**	**109.1**	**1.0**	**0.9%**	
	End of Period Q2	**85.9**	**0.9**	**1.1%**	
Unsecured consumer loans	**Beginning of Period Q2**	**1,217.8**	**203.2**	**16.7%**	
	End of Period Q2	**1,448.7**	**213.0**	**14.7%**	
Capital leases	**Beginning of Period Q2**	**3.1**	**-**	**0.0%**	
	End of Period Q2	**19.6**	**-**	**0.0%**	
Total Company excluding Operating Lease	**End of Period Q2**	**26,502.9**	**3,080.3**	**11.6%**	
Less: Purchased receivables portfolios	**End of Period Q2**	**1,272.8**	**197.8**	**15.5%**	
Total Company excluding Operating Lease & Purchased receivables portfolios	**End of Period Q2**	**25,230.1**	**2,882.5**	**11.4%**	

A The initial coverage on new loans is lower than the overall portfolio as the loans have not yet seasoned and developed delinquency
B Includes performing loan paydowns which may not significantly alter future unit loss forecast over the next 17 months

Santander CONSUMER USA

CONSOLIDATED BALANCE SHEET (Unaudited, Dollars in thousands) September 30, 2014 June 30, 2014 September 30, 2013 Assets Cash and cash equivalents $ 43,889 $ 45,913 $ 27,351 Receivables held for sale 91,153 123,791 73,425 Retail installment contracts held for investment, net 21,319,080 21,444,601 20,418,553 Unsecured consumer loans, net 1,340,283 1,233,637 569,781 Restricted cash 1,989,434 2,007,946 1,612,943 Receivables from dealers held for investment 97,178 85,194 176,925 Accrued interest receivable 352,473 344,658 297,642 Leased vehicles, net 4,414,008 3,567,546 1,221,949 Furniture and equipment, net of accumulated depreciation 29,274 30,405 22,607 Federal, state and other income taxes receivable 119,397 7,487 178,717 Deferred tax asset 143,524 220,338 446,999 Goodwill 74,056 74,056 74,056 Intangible assets 53,935 53,637 54,517 Capital lease receivables, net 45,588 19,636 - Other assets 528,020 473,551 432,815 Total assets $ 30,641,292 $ 29,732,396 $ 25,608,280 Liabilities and Equity Liabilities: Notes payable — credit facilities $ 8,390,080 $ 7,762,950 $ 7,407,526 Notes payable — secured structured financings 18,444,397 18,391,660 15,275,871 Accrued interest payable 25,777 24,452 20,076 Accounts payable and accrued expenses 304,578 281,250 244,548 Federal, state and other income taxes payable 91,460 81,145 - Other liabilities 81,787 88,681 91,101 Total liabilities 27,338,079 26,630,138 23,039,122 Equity: Common stock, $0.01 par value 3,490 3,489 3,462 Additional paid-in capital 1,551,413 1,550,513 1,409,463 Accumulated other comprehensive income (loss) 4,556 (4,129) (6,595) Retained earnings 1,743,754 1,552,385 1,162,828 Total stockholders' equity 3,303,213 3,102,258 2,569,158 Total liabilities and equity $ 30,641,292 $ 29,732,396 $ 25,608,280 11

CONSOLIDATED INCOME STATEMENT For the Three Months Ended (Unaudited, Dollars in thousands, except per share amounts) September 30, 2014 June 30, 2014 September 30, 2013 Interest on finance receivables and loans $ 1,177,828 $ 1,163,448 $ 1,011,492 Leased vehicle income 263,148 218,938 50,099 Other finance and interest income 2,512 874 1,029 Total finance and other interest income 1,443,488 1,383,260 1,062,620 Interest expense 129,135 128,314 120,589 Leased vehicle expense 200,397 179,135 41,485 Net interest income 1,113,956 1,075,811 900,546 Provision for credit losses 769,689 589,136 598,201 Net interest income after provision for loan losses 344,267 486,675 302,345 Profit sharing 10,556 24,056 27,238 Net interest income after provision for loan losses and profit sharing 333,711 462,619 275,107 Investment gains, net 38,015 21,602 7,678 Servicing fee income 20,547 22,099 7,384 Fees, commissions and other 91,399 95,030 63,278 Total other income 149,961 138,731 78,340 Salary and benefits expense 88,940 93,689 79,293 Repossession expense 50,738 45,648 36,091 Other operating costs 62,228 71,889 60,756 Total operating expenses 201,906 211,226 176,140 Income before income taxes 281,766 390,124 177,307 Income tax expense 90,397 143,643 65,486 Net income 191,369 246,481 111,821 Noncontrolling interests - - (576) Net income attributable to Santander Consumer USA Holdings Inc. shareholders $ 191,369 $ 246,481 $ 111,245 Net income per common share (basic) $ 0.55 $ 0.71 $ 0.32 Net income per common share (diluted) $ 0.54 $ 0.69 $ 0.32 Weighted average common shares (basic) 348,955,505 348,826,897 346,172,443 Weighted average common shares (diluted) 355,921,570 356,381,921 346,172,443 12

3Q14: PERFORMANCE

13

Key Metrics & Ratios

	Three Months Ended			
	September 30, 2014	June 30, 2014	March 31, 2014	September 30, 2013
Yield on Earning Assets[1] (%)	15.7%	16.0%	16.6%	16.8%
Cost of Debt (%)	1.9%	2.0%	2.0%	2.2%
Net Interest Margin[2] (%)	14.1%	14.3%	14.8%	14.9%
Efficiency Ratio[3] (%)	16.0%	17.4%	16.9%[4]	18.0%
Net Charge-off Ratio (%)	8.4%	5.8%	6.4%	6.4%
Return on Average Assets (%)	2.5%	3.4%	2.3%[4]	1.8%
Return on Average Equity (%)	23.9%	33.0%	22.4%[4]	17.7%
Diluted EPS ($)	$0.54	$0.69	$0.44[4]	$0.32

	End of Period			
	September 30, 2014	June 30, 2014	March 31, 2014	September 30, 2013
Delinquency Ratio (%)	4.1%	3.8%	3.1%	4.0%
Loan Loss Allowance to Loans (%)	12.3%	11.6%	11.0%	9.7%
Tangible Common Equity to Tangible Assets[5] (%)	10.4%	10.0%	9.7%	9.6%

[1] Yield on earning assets (%) is defined as the ratio of Net finance and other interest income, net of leased vehicle expense, to Average gross finance receivables, loans and leases

[2] Net interest margin (%) is defined as the ratio of Net finance and other interest income to Average gross finance receivables, loans and leases

[3] Efficiency ratio (%) is defined as the ratio of Operating expenses to the sum of Net finance and other interest income and Other income

[4] Q1 2014 adjusted for $75.8 million non-recurring stock compensation and other IPO-related expenses; reconciliation on following slide

[5] See reconciliation on following slide

Santander CONSUMER USA

RECONCILIATION OF NON-GAAP MEASURES » Core performance (Dollars in thousands, except per share data) September 30, 2014 June 30, 2014 March 31, 2014 September 30, 2013 June 30, 2013 Total equity $ 3,303,213 $ 3,102,258 $ 2,908,018 $ 2,569,158 $ 2,470,063 Deduct: Goodwill and intangibles (127,991) (127,693) (128,447) (128,573) (127,990) Tangible common equity $ 3,175,222 $ 2,974,565 $ 2,779,571 $ 2,440,585 $ 2,342,073 Total assets $ 30,641,292 $ 29,732,396 $ 28,796,233 $ 25,608,280 $ 22,778,430 Deduct: Goodwill and intangibles (127,991) (127,693) (128,447) (128,573) (127,990) Tangible assets $ 30,513,301 $ 29,604,703 $ 28,667,786 $ 25,479,707 $ 22,650,440 Equity to assets ratio 10.8% 10.4% 10.1% 10.0% 10.8% Tangible common equity to tangible assets 10.4% 10.0% 9.7% 9.6% 10.3% Three Months Ended March 31, 2014 Net income $ 81,466 Add back: Stock compensation recognized upon IPO, net of tax 74,428 Other IPO-related expenses, net of tax 1,409 Core net income $ 157,303 Weighted average common shares (diluted) 356,325,036 Net income per common share (diluted) $ 0.23 Core net income per common share (diluted) $ 0.44 Average total assets $ 27,812,499 Return on average assets 1.2% Core return on average assets 2.3% Average total equity $ 2,809,838 Return on average equity 11.6% Core return on average equity 22.4% Operating expenses $ 318,448 Deduct: Stock compensation recognized upon IPO (117,654) Other IPO-related expenses (2,175) Core operating expenses $ 198,619 Sum of net interest income and other income $ 1,178,710 Efficiency ratio 27.00% Core efficiency ratio 16.9% 14

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